Exhibit 24.1

POWER OF ATTORNEY

Each of the undersigned persons hereby appoints Donald E. Smith and Eric S. Gray, or either of them, as his or her true and lawful attorneys and agents to do any and all acts and things and execute and file any and all instruments that said attorneys and agents, or either of them, may deem necessary or advisable to enable the undersigned (in his individual capacity or in a fiduciary or any other capacity) to comply with the Securities Act of 1933, as amended (the “’33 Act”), or the Securities Exchange Act of 1934, as amended (the “’34 Act”), and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the preparation, execution and filing of (a) any and all amendments to the Schedule 13D relating to the shares of common stock, par value $.001 per share (the “Common Stock”), of The Providence Service Corporation (“Providence”) filed by each of the undersigned, and (b) any Form 3, Form 4 or Form 5 or to any amendment to such forms that any of the undersigned may be required to file pursuant to Section 16(a) of the ‘34 Act relating to the Common Stock of Providence, said attorneys and agents having full power and authority to do and perform in the name and on behalf of any and all of the undersigned each and every act and thing requisite and necessary to be done in the exercise of any of the rights and powers herein granted as fully and as effectually as the undersigned might or could do in person.

This Power of Attorney shall remain in full force and effect with respect to an undersigned until revoked by such person in a signed writing delivered to the foregoing attorneys and agents.

In Witness Whereof, the undersigned have executed this Power of Attorney as of February 11, 2009.

             /s/ Donald E. Smith
Donald E. Smith

State of Oklahoma

County of Oklahoma

This instrument was acknowledged before me on February 11, 2009, by Donald E. Smith.

               /s/ Quinswella Brady
Notary Public

No. 04007854                                           [SEAL]

My Commission expires: 8/30/2012

Page 1 of 2 Pages

           /s/ Tiffany Smith

State of Oklahoma

County of Oklahoma

This instrument was acknowledged before me on February 11, 2009, by Tiffany Smith.

               /s/ Quinswella Brady
Notary Public

No. 04007854                                           [SEAL]

My Commission expires: 8/30/2012

           /s/ Michael Bradley

State of Oklahoma

County of Oklahoma

This instrument was acknowledged before me on February 11, 2009, by Michael Bradley.

             /s/ Quinswella Brady
Notary Public

No. 04007854                                           [SEAL]

My Commission expires: 8/30/2012

              /s/ Eric S. Gray

State of Oklahoma

County of Oklahoma

This instrument was acknowledged before me on February 11, 2009, by Eric S Gray.

             /s/ Quinswella Brady
Notary Public

No. 04007854                                           [SEAL]

My Commission expires: 8/30/2012

Page 2 of 2 Pages